SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 18, 2001

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-6686                  13-1024020
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 (State or Other Jurisdiction      (Commission File            (IRS Employer
       of Incorporation)                Number)             Identification No.)

   1271 Avenue of the Americas, New York, New York                 10020
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       (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On May 21, 2001, The Interpublic Group of Companies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of business acquired: Not applicable.

(b) Pro forma financial information: Not applicable.

(c) Exhibit 99.1: Press Release of The Interpublic Group of Companies, Inc., dated May 21, 2001, reporting that the Hart-Scott-Rodino Antitrust Improvements Act waiting period has expired relating to the proposed merger with True North Communications Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: May 21, 2001                      By: /s/ Nicholas J. Camera
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                                            Nicholas J. Camera
                                            SENIOR VICE PRESIDENT,
                                            GENERAL COUNSEL AND SECRETARY